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                                                                   Exhibit 24.01


                           WRITTEN CONSENT RESOLUTION
                          OF THE BOARD OF DIRECTORS OF
                                XCEL ENERGY INC.


         The undersigned, being all of the members of the Board of Directors of Xcel Energy Inc., a Minnesota corporation (the "Company"), do hereby adopt the following resolutions, by unanimous written consent, pursuant to the provisions of Sections 302A.239 and 302A.011, Subd. 36, Minnesota Statutes and the Bylaws of the Company, effective as of March 10, 2004:

                      RESOLUTION ADOPTING POWER OF ATTORNEY

         WHEREAS, Xcel Energy Inc., a Minnesota corporation (the "Company"), is required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) under the provisions of the Securities Act of 1934 a Form 10-K for the fiscal year ended December 31, 2003; and

         WHEREAS, each of the undersigned holds the office or offices in the Company herein below set opposite his/her name, respectively.

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints GARY R. JOHNSON, RICHARD C. KELLY, and TERESA S. MADDEN, and each of them individually, his/her true and lawful attorney, with full power to act for him/her and in his/her name, place and stead, to sign his/her name in the capacity or capacities set forth below and generally to do all such things in his/her name and in his/her capacity as an officer to enable the Company to comply with the provisions of the Securities Act of 1934 and all requirements of the Securities and Exchange Commission in connection the filing of the Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         The undersigned consent and agree to the foregoing action for the adoption of said resolutions with the same force and effect as though said resolutions had been adopted by the unanimous action of all members at a regular meeting of the Committee, duly called, held and convened according to law and the Bylaws of the Company.



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
/S/ WAYNE H. BRUNETTI                                         /S/ C. CONEY BURGESS
-----------------------------------------------------         -----------------------------------------------------
Wayne H. Brunetti                                             C. Coney Burgess

/S/ DAVID A. CHRISTENSEN                                      /S/ ROGER R. HEMMINGHAUS
-----------------------------------------------------         -----------------------------------------------------
David A. Christensen                                          Roger R. Hemminghaus

/S/ A. BARRY HIRSCHFELD                                       /S/ DOUGLAS W. LEATHERDALE
-----------------------------------------------------         -----------------------------------------------------
A. Barry Hirschfeld                                           Douglas W. Leatherdale

/S/ ALBERT F. MORENO                                          /S/ MARGARET R. PRESKA
-----------------------------------------------------         -----------------------------------------------------
Albert F. Moreno                                              Margaret R. Preska

/S/ A. PATRICIA SAMPSON                                       /S/ ALLAN L. SCHUMAN
-----------------------------------------------------         -----------------------------------------------------
A. Patricia Sampson                                           Allan L. Schuman

/S/ RODNEY E. SLIFER                                           /S/ W. THOMAS STEPHENS
-----------------------------------------------------         -----------------------------------------------------
Rodney E. Slifer                                              W. Thomas Stephens

STATE OF MINNESOTA                  )
                                    ) ss.
COUNTY OF HENNEPIN                  )

         On this 15th day of March, 2004, before me, Ellen C. Christofferson, a Notary Public in and for said County and State, personally appeared each of the above-named directors and officers of Xcel Energy Inc., a Minnesota corporation, and known to me to be the persons whose names are subscribed to in the foregoing instrument, and each person acknowledged to me that he or she executed the same as his or her own free act and deed.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal on the date set forth above.

                                               /S/ ELLEN C. CHRISTOFFERSON
                                               ---------------------------------
                                               Ellen C. Christofferson